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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of The
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest event
                           reported): July 28, 2006


                         GS Mortgage Securities Corp.
   (as depositor for the GSAA Home Equity Trust 2006-12 formed pursuant to a
    Master Servicing and Trust Agreement, relating to the GSAA Home Equity
           Trust 2006-12, Asset-Backed Certificates, Series 2006-12)
           ---------------------------------------------------------
            (Exact name of registrant as specified in its charter)

          Delaware                   333-132809                  13-3387389
----------------------------  --------------------------- ---------------------
(State or Other Jurisdiction  (Commission File Number)         (IRS Employer
     of Incorporation)                                      Identification No.)

          85 Broad Street, New York, New York                      10004
--------------------------------------------------------- --------------------
       (Address of Principal Executive Offices)                 (Zip Code)


                                  (212) 902-1000
             ----------------------------------------------------
             (Registrant's Telephone Number, Including Area Code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8   Other Events.
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Item 8.01.  Other Events.
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      On July 28, 2006, GS Mortgage Securities Corp. (the "Company") caused the issuance, pursuant to a Master Servicing and Trust Agreement, dated as of July 1, 2006 (the "Trust Agreement"), among the Company, as depositor, U.S. Bank National Trust Company ("U.S. Bank"), as trustee, Wells Fargo Bank, National Association ("Wells Fargo") and Deutsche Bank, National Association ("Deutsche Bank"), each as a custodian and JPMorgan Chase Bank National Association("JPMorgan"), as master servicer and securities administrator of GSAA Home Equity Trust 2006-12, Asset-Backed Certificates, Series 2006-12 (the "Certificates"), issued in fifteen classes. The Class A-1, Class A-2-A, Class A-2-B, Class A-3-A, Class A-3-B, Class M-1, Class M-2, Class M-3, Class M-4, Class B-1, Class B-2, Class B-3, Class R, Class RC and Class RX Certificates, with an aggregate scheduled principal balance as of July 1, 2006 of $1,029,026,300 were sold to Goldman, Sachs & Co. (the "Underwriter"), pursuant to an Underwriting Agreement dated as of July 28, 2006, by and between the Company and the Underwriter. The Trust Agreement is annexed hereto as Exhibit 99.1.

      On July 28, 2006, GSAA Home Equity Trust 2006-12 (the "Trust") entered into one interest rate swap agreement with Goldman Sachs Mitsui Marine Derivative Products, L.P. (the "Swap Agreement"), with Schedule and Confirmation thereto. The Swap Agreement is annexed hereto as Exhibit 99.2.

      On July 28, 2006, the Company entered into the GSAA Home Equity Trust 2006-12, Asset-Backed Certificates, Series 2006-12, Bulk Primary First Lien Mortgage Insurance Policy No. 22803-0001-0, PMI Bulk Deal No.: 2006-0674 (the "Primary Mortgage Insurance Policy") issued in the name of U.S. Bank, as Trustee on behalf of the Trust. The Primary Mortgage Insurance Policy is annexed hereto as Exhibit 99.3.

      On July 28, 2006, the Company entered into an Assignment Agreement (the "CHL Step 1 Assignment Agreement") dated as of July 28, 2006, among Countrywide Home Loans, Inc. ("CHL"), the Company and Goldman Sachs Mortgage Company ("GSMC"). The CHL Step 1 Assignment Agreement is annexed hereto as
Exhibit 99.4.

      On July 28, 2006, the Company, entered into an Assignment Agreement (the "CHL Step 2 Assignment Agreement") dated as of July 28, 2006, among the Company, CHL, U.S. Bank and JPMorgan. The CHL Step 2 Assignment Agreement is annexed hereto as Exhibit 99.5.

      On July 28, 2006, the Company entered into an Assignment Agreement (the "PHH Step 1 Assignment Agreement") dated as of July 28, 2006, among PHH Mortgage Corporation ("PHH"), the Company and GSMC. The PHH Step 1 Assignment Agreement is annexed hereto as Exhibit 99.6.

      On July 28, 2006, the Company entered into an Assignment Agreement (the "PHH Step 2 Assignment Agreement") dated as of July 28, 2006, among the Company, PHH, U.S. Bank and JPMorgan. The PHH Step 2 Assignment Agreement is annexed hereto as Exhibit 99.7.

      On July 28, 2006, the Company entered into an Assignment Agreement (the "Greenpoint Step 1 Assignment Agreement") dated as of July 28, 2006, among Greenpoint Mortgage Funding, Inc. ("Greenpoint"), the Company and GSMC. The Greenpoint Step 1 Assignment Agreement is annexed hereto as Exhibit 99.8.

      On July 28, 2006, the Company entered into an Assignment Agreement (the "Greenpoint Step 2 Assignment Agreement") dated as of July 28, 2006, among the Company, Greenpoint, U.S. Bank and JPMorgan. The Greenpoint Step 2 Assignment Agreement is annexed hereto as Exhibit 99.9.

      On July 28, 2006, the Company entered into an Assignment Agreement (the "Wells Fargo Step 1 Assignment Agreement") dated as of July 28, 2006, among Wells Fargo, the Company and GSMC. The Wells Fargo Step 1 Assignment Agreement is annexed hereto as Exhibit 99.10.

      On July 28, 2006, the Company entered into an Assignment Agreement (the "Wells Fargo Step 2 Assignment Agreement") dated as of July 28, 2006, among the Company, Wells Fargo, U.S. Bank and JPMorgan. The Wells Fargo Step 2 Assignment Agreement is annexed hereto as Exhibit 99.11.

      On July 28, 2006, the Company entered into an Assignment Agreement (the "NatCity Step 1 Assignment Agreement") dated as of July 28, 2006, among National City Mortgage Company ("NatCity"), the Company and GSMC. The NatCity Step 1 Assignment Agreement is annexed hereto as Exhibit 99.12.

      On July 28, 2006, the Company entered into an Assignment Agreement (the "NatCity Step 2 Assignment Agreement") dated as of July 28, 2006, among the Company, NatCity, U.S. Bank and JPMorgan. The NatCity Step 2 Assignment Agreement is annexed hereto as Exhibit 99.13.

      Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Trust Agreement.


Section 9  Financial Statements and Exhibits.
---------  ----------------------------------

Item 9.01  Financial Statements and Exhibits.
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(a)   Financial statements of businesses acquired:
      --------------------------------------------

      Not applicable.

(b)   Pro forma financial information:
      --------------------------------

      Not applicable.

(c)   Exhibits:
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Exhibit 99.1        Master Servicing and Trust Agreement, dated as of
                    July 1, 2006, among GS Mortgage Securities Corp., as depositor, U.S. Bank, as trustee, Wells Fargo and Deutsche Bank, each as a custodian and JPMorgan as Master Servicer and securities administrator.

Exhibit 99.2        Interest Rate Swap Agreement, dated as of July 28,
                    2006, between GSAA Home Equity Trust 2006-12 and Goldman Sachs Mitsui Marine Derivative Products, L.P., with Schedule and Confirmation thereto.

Exhibit 99.3 Primary Mortgage Insurance Policy, dated as of July 28, 2006, issued in the name of U.S. Bank, as Trustee on behalf of the Trust.

Exhibit 99.4 CHL Step 1 Assignment Agreement, dated as of July 28, 2006, among CHL, GSMC and the Company.

Exhibit 99.5 CHL Step 2 Assignment Agreement, dated as of July 28, 2006, among the Company, CHL, U.S. Bank and JPMorgan.

Exhibit 99.6 PHH Step 1 Assignment Agreement, dated as of July 28, 2006, among PHH, GSMC and the Company.

Exhibit 99.7 PHH Step 2 Assignment Agreement, dated as of July 28, 2006, among the Company, PHH, U.S. Bank and JPMorgan.

Exhibit 99.8 Greenpoint Step 1 Assignment Agreement, dated as of July 28, 2006, among Greenpoint, GSMC and the Company.

Exhibit 99.9 Greenpoint Step 2 Assignment Agreement, dated as of July 28, 2006, among the Company, Greenpoint, U.S. Bank and JPMorgan.

Exhibit 99.10 Wells Fargo Step 1 Assignment Agreement, dated as of July 28, 2006, among Wells Fargo, GSMC and the Company.

Exhibit 99.11 Wells Fargo Step 2 Assignment Agreement, dated as of July 28, 2006, among the Company, Wells Fargo, U.S. Bank and JPMorgan.

Exhibit 99.12 NatCity Step 1 Assignment Agreement, dated as of July 28, 2006, among NatCity, GSMC and the Company.

Exhibit 99.13       NatCity Step 2 Assignment Agreement, dated as of
                    July 28, 2006, among the Company, NatCity, U.S. Bank and JPMorgan.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date:   August 11, 2006


                                         GS MORTGAGE SECURITIES CORP.



                                         By:  /s/ Michelle Gill
                                                  --------------------
                                            Name:  Michelle Gill
                                            Title: Vice President

                                 Exhibit Index
                                 -------------

Exhibit Index
-------------

Item 601(a) of                   Description                  Paper (P) or Electronic (E)
--------------                   -----------                  ---------------------------
Regulation S-K
--------------
      99.1       Master Servicing and Trust Agreement, dated             E
                 as of July 1, 2006, among GS Mortgage
                 Securities Corp., as depositor, U.S. Bank
                 as trustee, Wells Fargo and Deutsche Bank,
                 each as a custodian and JPMorgan as Master
                 Servicer and securities administrator.

      99.2       Interest Rate Swap Agreement, dated as of               E
                 July 28, 2006, between GSAA Home Equity
                 Trust 2006-12 and Goldman Sachs Mitsui
                 Marine Derivative Products, L.P., with
                 Schedule and Confirmation thereto.

      99.3 Primary Mortgage Insurance Policy, dated as of July 28, 2006, issued in the name of U.S. Bank, as Trustee on behalf of the Trust.

      99.4       CHL Step 1 Assignment Agreement, dated as               E
                 of July 28, 2006, among CHL, GSMC and the
                 Company.

      99.5       CHL Step 2 Assignment Agreement, dated as               E
                 of July 28, 2006, among the Company, CHL,
                 U.S. Bank and JPMorgan.

      99.6       PHH Conduit Step 1 Assignment Agreement,                E
                 dated as of July 28, 2006, among PHH, GSMC
                 and the Company.

      99.7       PHH Step 2 Assignment Agreement, dated as               E
                 of July 28, 2006, among the Company, PHH,
                 U.S. Bank and JPMorgan.

      99.8       Greenpoint Step 1 Assignment Agreement,                 E
                 dated as of July 28, 2006, among
                 Greenpoint, GSMC and the Company.

      99.9       Greenpoint Step 2 Assignment Agreement,                 E
                 dated as of July 28, 2006, among the
                 Company, Greenpoint, U.S. Bank and JPMorgan.



     99.10       Wells Fargo Step 1 Assignment Agreement,                E
                 dated as of July 28, 2006, among Wells
                 Fargo, GSMC and the Company.

     99.11       Wells Fargo Step 2 Assignment Agreement,                E
                 dated as of July 28, 2006, among the
                 Company, Wells Fargo, U.S. Bank and
                 JPMorgan.

     99.12       NatCity Step 1 Assignment Agreement, dated              E
                 as of July 28, 2006, among NatCity, GSMC
                 and the Company.

     99.13       NatCity Step 2 Assignment Agreement, dated              E
                 as of July 28, 2006, among the Company,
                 NatCity, U.S. Bank and JPMorgan.